Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDMENT NO. 1 TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

This Amendment No. 1 to Amended and Restated Capacity Purchase Agreement (this “Amendment”) is dated and made effective as of May 21, 2026 (the “Amendment No. 1 Effective Date”), between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “American”), and SKYWEST AIRLINES, INC., a Utah corporation (together with its successors and permitted assigns, “Contractor”).

WHEREAS, on November 3, 2025, American entered into that certain Amended and Restated Capacity Purchase Agreement with Contractor (the “Capacity Purchase Agreement”), to establish the terms by which Contractor will provide Regional Airline Services (as defined in the Capacity Purchase Agreement) utilizing certain regional aircraft on behalf of American;

WHEREAS, it is in the best interests of the parties hereto to amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Capacity Purchase Agreement:

1.	Section 4.09(b) and Section 4.09(c) of the Capacity Purchase Agreement are hereby deleted in their entirety and restated to read as follows:

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2.	Article IV of the Capacity Purchase Agreement is hereby amended by adding a new Section 4.10 to the end thereof to read as follows:

Section 4.10[***] Covered Aircraft Swap.

(a)The Parties agree that pursuant to the terms of this Section 4.10, Contractor shall Withdraw [***] Covered Aircraft so long as, concurrent with such Withdrawal, Contractor shall simultaneously replace such Withdrawn [***] Covered Aircraft with a corresponding [***] aircraft (with [***] seats, as directed by American depending on its scope limitations). The [***] Covered Aircraft on Schedule 1 noted with a “^^” have been preliminarily identified by the Parties as the Covered Aircraft that shall be Withdrawn.  Contractor will provide at least [***] days’ prior Notice to American of (i) the anticipated date of Withdrawal of such [***] Covered Aircraft, (ii) its tail number (and if such tail number is not one noted with a “^^” on Schedule 1, then American’s Consent is required to Withdraw such aircraft) and (iii) any details reasonably requested by American regarding the [***] aircraft that will replace such [***] Covered Aircraft. The [***] aircraft will be in [***] seat configuration unless American provides Notice to Contractor within [***] days of receipt of the Notice from Contractor of the anticipated date of Withdrawal that American has elected a [***] seat configuration.  For the avoidance of doubt, in no event may a [***] Covered Aircraft be Withdrawn or removed from service under this Section 4.10 unless Contractor simultaneously provides a new [***] aircraft that meets the requirements of this Section.

The Parties acknowledge that the anticipated date of Withdrawal may change based the availability of the [***] aircraft.  Contractor shall promptly provide Notice of any change in the anticipated date of Withdrawal.

(b)Notwithstanding the requirements of [***], as of the date of Withdrawal of the applicable [***] Aircraft, the replacement [***] Covered Aircraft will be in the condition as provided for in [***] and with the Satellite Wi-Fi Program as required by [***]. American shall have the opportunity to inspect and approve each such [***] aircraft prior to commencement of services hereunder to confirm that such aircraft meets the required delivery conditions, all as reasonably determined by American. [***]

(c)For the avoidance of doubt, nothing in this Section 4.10 shall in any way affect Contractor’s obligations under Section 3.09, including its obligation to provide Substitute Heavy Maintenance Aircraft.

3.	Schedule 1 of the Capacity Purchase Agreement (Covered Aircraft) shall be replaced in its entirety with Schedule 1 attached hereto.
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5.	Section I[***] of Schedule 3 of the Capacity Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

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6.	Section II[***] of Schedule 3 of the Capacity Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

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7.	Section II[***] of Schedule 3 of the Capacity Purchase Agreement is hereby amended by adding a new Section II[***] to the end thereof to read as follows:

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8.	The first sentence of Section IV [***] of Schedule 3 of the Capacity Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

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9.	Schedule 13 of the Capacity Purchase Agreement (Satellite Wi-Fi Program) shall be replaced in its entirety with Schedule 13 attached hereto.
10.	A new Schedule 18 shall be added to the Capacity Purchase Agreement as set forth in Schedule 18 attached hereto.
11.	Exhibit A (Definitions) of the Capacity Purchase Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Reconfiguration” shall mean the Reconfiguration (CRJ-700), Reconfiguration (CRJ-900) and/or Reconfiguration (EMB-175), as applicable.

“Reconfiguration (EMB-175)” shall mean the reconfiguration of each of the Reconfiguration Aircraft (EMB-175), including from a [***] and undergoing the Satellite Wi-Fi Program as described in Schedule 13, in accordance with the terms and conditions of Section 4.09(b) and Section 4.09(c).

“Reconfiguration Maintenance (EMB-175)” shall mean non-routine, unscheduled maintenance for a Reconfiguration Aircraft (EMB-175) that is necessary and required to be completed by the FAA, to the extent such required maintenance is discovered by Contractor during the course of the Reconfiguration (EMB-175) of such Reconfiguration Aircraft (EMB-175); [***].

12.	The references to “Section 4.09(b)(iii)” in Exhibit A of the Capacity Purchase Agreement are all hereby replaced with references to “Section 4.09(b)(ii).”
13.	Miscellaneous.

(a)This Amendment shall become effective as of the Amendment No. 1 Effective Date upon receipt by American of each of the following, in form and substance reasonably satisfactory to American:

(i)	a copy of this Amendment, duly executed and delivered by Contractor; and
(ii)	any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

(b)Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor. Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement (or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement) to the “Capacity Purchase Agreement,” shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

(c)THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page(s) Follow(s).]

IN WITNESS WHEREOF, American and Contractor shall have executed this Amendment as of the date first set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Brandon Kahle
	Name:	Brandon Kahle
	Title:	Senior Vice President of American Eagle, Regional
Operations and Business Transformation

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
	Name:	Wade Steel
	Title:	Chief Commercial Officer

SCHEDULE 1

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SCHEDULE 13

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SCHEDULE 18

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